AGREEMENT AND PLAN OF MERGER
BETWEEN VITACOST MERGER CORPORATION
A DELAWARE CORPORATION
AND
VITACOST.COM, INC.
A DELAWARE CORPORATION

THIS AGREEMENT AND PLAN OF MERGER dated as of July 28, 2011 (this “Agreement”) is between Vitacost Merger Corporation, a Delaware corporation (“VM Corporation”), and Vitacost.com, Inc., a Delaware corporation (“Vitacost”).  VM Corporation and Vitacost are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A.           VM Corporation is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of One Hundred Twenty-Five Million (125,000,000) shares of capital stock, of which there are designated One Hundred Million (100,000,000), $0.00001 par value, shares of common stock (the “Common Stock”) and Twenty-Five Million (25,000,000), $0.00001 par value, shares of Preferred Stock (the “Preferred Stock”).  The Common Stock and Preferred Stock are hereinafter collectively referred to as “VM Corporation Stock.”  As of the date of this Agreement, One Thousand (1,000) shares of Common Stock are issued and outstanding, all of which are held by Vitacost.  No shares of Preferred Stock are outstanding.

B.           Vitacost is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of One Hundred Twenty-Five Million (125,000,000) shares of capital stock, of which there are designated One Hundred Million (100,000,000), $0.00001 par value, shares of common stock (the “Vitacost Common Stock”) and Twenty-Five Million (25,000,000), $0.00001 par value, shares of Preferred Stock (the “Vitacost Preferred Stock”).  As of the date of this Agreement, 27,834,553 shares of Vitacost Common Stock are issued and outstanding.  No shares of Vitacost Preferred Stock are outstanding.

C.           In 2010, during the course of an internal review, Vitacost’s audit committee and its advisors discovered certain defects in Vitacost’s corporate organizational and formation documents and certain corporate transactions that may not have been authorized in accordance with all of the requirements of applicable Delaware corporate law, including, without limitation, certain stock splits and stock option and other stock issuance transactions.

D.           In order to address these issues and as part of the settlement of a pending derivative suit in the Circuit Court of the Fifteenth Judicial District, Palm Beach County, Florida (the “Court”), Vitacost requested that the Court enter a final order recognizing and quieting title to all outstanding shares of Vitacost Common Stock and stock options for and as of the twelve (12) month period ending December 31, 2004 through the six (6) month period ending June 30, 2009.  On May 27, 2011, the Court pursuant to its inherent equitable powers and the Uniform Commercial Code, entered an order and final judgment whereby, amongst other things, it (i) recognized and quieted title to all outstanding Vitacost Common Stock and stock options for all audited periods from 2004 through June 30, 2009 and (ii) found that the Certificate of Incorporation of Vitacost, as amended, was deemed to be the valid and effective certificate of incorporation of Vitacost, until validly amended in accordance with applicable Delaware law and Vitacost’s certificate of incorporation and bylaws (the “Order”).

E.           In order to eliminate any remaining uncertainty regarding Vitacost’s organizational documents and any prior corporate action, the Board of Directors of Vitacost has determined that it is advisable and in the best interests of Vitacost and its stockholders that Vitacost merge with and into VM Corporation upon the terms and conditions herein provided.

F.           The respective Boards of Directors of VM Corporation and Vitacost have approved this Agreement and have directed that this Agreement be executed by the undersigned officers and submitted to a vote of the Constituent Corporations' respective stockholders.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, VM Corporation and Vitacost hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.  MERGER

1.1           Merger.  In accordance with the provisions of this Agreement and the Delaware General Corporation Law, Vitacost shall be merged with and into VM Corporation  (the “Merger”), the separate existence of Vitacost shall cease and VM Corporation shall be, and is herein sometimes referred as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Vitacost.com, Inc.

1.2           Filing and Effectiveness.  Pursuant to Section 251 and Section 103(d) of the Delaware General Corporation Law, the Merger shall become effective at such time and on such date when the Certificate of Merger is filed with the Secretary of State of the State of Delaware.  Such date and time is herein called the “Effective Date of the Merger.”

1.3           Effect of the Merger.  Upon the Effective Date of the Merger, the separate existence of Vitacost shall cease and VM Corporation, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Vitacost’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Vitacost in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of VM Corporation as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Vitacost in the same manner as if VM Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1           Certificate of Incorporation.  Upon the Effective Date of the Merger, Article FIRST of the Certificate of Incorporation of VM Corporation shall be amended to change its name to Vitacost.com, Inc., but other than the name change, the Certificate of Incorporation of VM Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2           Bylaws.  The Bylaws of VM Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3           Directors and Officers.  The directors and officers of Vitacost immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.  MANNER OF CONVERSION OF STOCK AND RIGHTS

3.1           Vitacost Common Shares.  Upon the Effective Date of the Merger, each share of Vitacost Common Stock, issued and outstanding immediately prior thereto, shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.00001 par value, of the Surviving Corporation.

3.2	Vitacost Options and Convertible Securities.

(a)           Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Vitacost under, and continue, the option plans (including, without limitation, the 2000 Stock Option Plan, 2007 Stock Award Plan, and the 2011 Incentive Compensation Plan) and all other employee benefit plans of Vitacost.  Each outstanding and unexercised option, other right to purchase, or security convertible into, Vitacost Common Stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock, for each share of Vitacost Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Right at the Effective Date of the Merger.  For the avoidance of doubt, this paragraph 3.2(a) shall not apply to Vitacost Common Stock.  Vitacost Common Stock is subject to paragraph 3.1 hereof.

(b)           A number of shares of the Surviving Corporation’s Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities, which number shall be equal to the number of shares of Vitacost Common Stock and Vitacost Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

3.3           VM Corporation Common Stock.  Upon the Effective Date of the Merger, each share of Common Stock, $0.00001 par value, of VM Corporation issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by VM Corporation, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4           No Exchange of Certificates Required.  Each outstanding certificate representing shares of Vitacost Common Stock shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the same number of shares of Common Stock into which such shares of Vitacost Common Stock will be converted in the Merger.  Holders of outstanding certificates representing shares of Vitacost Common Stock will not be asked to surrender such certificates for cancellation.  The registered owner on the books and records of Vitacost of all such outstanding certificates shall have and be entitled to exercise all voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock represented by such outstanding certificates.

3.5           No Appraisal Rights.  In accordance with Section 262 of the Delaware General Corporation Law, no appraisal rights shall be available to the holders of shares of Vitacost Common Stock in connection with the Merger.

3.6           Tax Consequences.  For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.  The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

3.7           Validity of Outstanding Shares of Vitacost Common Stock.  Without limiting the foregoing, the Surviving Corporation agrees that, to the extent the Order did not fully validate any shares of Vitacost Common Stock, the Surviving Corporation will not assert any claims that such shares are invalid and will issue shares of common stock of the Surviving Corporation in respect of such shares of Vitacost Common Stock covered by the Order, in accordance with this Agreement.

IV.  GENERAL

4.1           Covenants of VM Corporation.  From time to time, as and when required by VM Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Vitacost such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by VM Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Vitacost and otherwise to carry out the purposes of this Agreement, and the officers and directors of VM Corporation are fully authorized in the name and on behalf of Vitacost or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2           Abandonment.  At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by mutual consent of the Boards of Directors of Vitacost and VM Corporation, notwithstanding the approval of this Agreement by the stockholders of Vitacost or by the sole stockholder of VM Corporation, or by both.

4.3           Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not:  (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.4           Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware  19808, County of New Castle and The Prentice-Hall Corporation System, Inc., is the registered agent of the Surviving Corporation at such address.

4.5           Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, and copies thereof will be furnished to any stockholder of either Constituent Corporation upon request and without cost.

4.6           Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

4.7           FIRPTA Notification.

(a)           On the Effective Date of the Merger, Vitacost shall deliver to VM Corporation, as agent for the stockholders of Vitacost, a properly executed statement representing that the shares of Vitacost stock do not constitute a “United States real property interest” within the meaning of Section 897(c) of the Internal Revenue Code of 1986 and the regulations issued thereunder (the “Statement”).  VM Corporation shall retain the Statement for a period of not less than seven years and shall, upon request, provide a copy thereof to any person that was a stockholder of Vitacost immediately prior to the Merger.  In consequence of the approval of the Merger by the stockholders of Vitacost, (i) such stockholders shall be considered to have requested that the Statement be delivered to VM Corporation as their agent and (ii) VM Corporation shall be considered to have received a copy of the Statement at the request of the Vitacost stockholders for purposes of satisfying VM Corporation’s obligations under Treasury Regulation Section 1.1445-2(c)(3).

(b)           Vitacost shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

4.8           Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.9           Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule or law, or public policy, all other terms, conditions, and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

4.10           Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the Merger, and (b) except as otherwise provided in Section 7.1 hereof, is not intended to confer upon any person other than the parties any rights or remedies.

4.11           Assignment.  This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of VM Corporation and Vitacost is hereby executed on behalf of each of such two corporations.

Vitacost.com, Inc.
a Delaware corporation

By:	/s/ Jeffrey Horowitz
Name: Jeffrey Horowitz
Title: Chief Executive Officer

Vitacost Merger Corporation
a Delaware corporation

By:	/s/Mary L. Marbach
Name: Mary L. Marbach
Title: General Counsel and Corporate Secretary